ING SERIES FUND, INC.

ING Global Science and Technology Fund

Supplement dated October 8, 2008 to

the Class A, Class B and Class C Prospectus, Class I Prospectus,

Class O Prospectus and the Statement of Additional Information

each dated February 29, 2008

On September 25, 2008, the Board of Directors of ING Series Fund, Inc. approved a proposal to reorganize ING Global Science and Technology Fund (“Disappearing Fund”) into ING MidCap Opportunities Fund (“Surviving Fund”) (“Reorganization”) as follows:

Disappearing Fund	Surviving Fund
ING Global Science and Technology Fund	ING MidCap Opportunities Fund

The proposed Reorganization is subject to approval by shareholders of ING Global Science and Technology Fund.  If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place during the first quarter 2009, it is expected that the Reorganization shall close during the first quarter 2009, or (the “Closing Date”). Shareholders of the Disappearing Fund will be notified if the Reorganization is not approved.

If the Reorganization is approved, any contingent deferred sales charge that would be applicable on a redemption of shares of the Disappearing Fund or on a redemption of shares of the Surviving Fund acquired as a result of the Reorganization shall be waived from October 24, 2008, the Record Date, through and until thirty (30) days following the Closing Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.